DAVIS HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

--------------------------------------------------------------------------------


Dear Shareholder:

The Davis High Income Fund turned defensive early and, as a result, lagged its peer group in absolute terms for the year ended March 31, 1997. However, as bond prices declined sharply in the first quarter of 1997, your Fund's performance more than doubled that of the average high yield fund, suggesting that the Fund is properly positioned to outperform in the flat to tough market environment we expect for 1997.

ABSOLUTE PERFORMANCE VERSUS OTHER HIGH YIELD FUNDS

For the year ended March 31, 1997, Davis High Income Fund generated a total return of 7.08% (on Class A shares at net asset value) compared to the 11.35% average annual total return achieved by the 154 High Current

Yield funds tracked by Lipper Analytical Services, Inc. (1)

However, our cautious investment posture began to pay off in the first quarter of 1997 when your Fund outperformed its peers by a wide margin. For the three months ended March 31, 1997 the Fund's Class A shares provided a total return of 1.59% (at net asset value); .82% more than the .77% average total return of the 179 funds in the Lipper High Current Yield fund category.

ABSOLUTE PERFORMANCE VIS-A-VIS HIGHER QUALITY FUNDS

One key distinction of the Davis High Income Fund is that the average credit quality rating of its portfolio-BB+ (for the securities that are rated)-is considerably higher than the quality rating of most high-yield bond portfolios, which typically average a B rating.

When the Davis High Income Fund is compared against funds that are more comparable in credit quality, the Fund's quarterly results look even better. The 1.59% first quarter return on your Fund's Class A shares was 2.41% higher than the negative total return of -.82% averaged by the 127 funds included in Lipper's BBB-Rated Bond fund category. Similarly, the 7.08% annual return on the Fund's Class A shares was 2.06% above the 5.02% average total return generated by the 105 BBB-Rated Bond funds covered by Lipper for the year ended March 31, 1997.

RISK-ADJUSTED PERFORMANCE

Viewed from a longer term perspective, your Fund is doing what we intend: building wealth over time with less volatility than its competitors. In recognition of your Fund's superior risk-adjusted performance, the Value Line Mutual Fund Survey gave the Fund's Class A shares its top overall ranking of ONE, on a scale ranging from a high of 1 to a low of 5, for the period ended March 31, 1997. The overall ranking is based on the performance of 1,077 funds in the taxable fixed-income category.(2)

One reason for the Fund's lower volatility is that it is more broadly diversified than the typical high-yield bond fund, with approximately 130 different securities in its portfolio at the end of March, 1997.

Your Fund's Class A shares had the lowest volatility, as measured by standard deviation, for all corporate high yield funds tracked by Morningstar for the three- and five-year periods ended March 31, 1997. If the returns of the funds covered by Morningstar are adjusted for their respective risk levels, Class A shares of the Davis High Income Fund would have the second highest average annual total return for the five years and the 10th highest return for the three years. (3)

DAVIS HIGH INCOME FUND, INC. P.O. Box 1688, 124 East Marcy Street Santa Fe, New Mexico 87501



--------------------------------------------------------------------------------


A HYBRID APPROACH

Our fundamental strategy focuses on providing maximum yield relative to credit quality, as well as maximum upside potential with maximum downside protection. Consistent with that strategy, the Davis High Income Fund offers a hybrid approach between the methods employed by traditional high-yield bond funds and those used by higher quality, more interest-rate-sensitive BBB funds. We take more credit risk than BBB funds with the objective of achieving greater rewards over the long term. Indeed, in the first quarter, when interest rates rose and bond prices dropped, we significantly outperformed these funds.

We have gained extra yield and extra downside protection by relinquishing some upside potential, which is why the Fund lagged when the bond market rallied last year. At the same time, with this extra yield and extra downside protection, the Fund has the potential to outperform in the flat to declining market we anticipate for 1997, just as it did in the year's first quarter.

THE HIGH-YIELD BOND MARKET:  PAST, PRESENT AND FUTURE

All news was good news. In 1996, the high-yield bond market tended to interpret all news as good news. In the first quarter of the year when the price of the U.S. Treasury 30-year long bond dropped by 10.5%, high-yield bonds decided they were stocks, not bonds, and did not drop. Similarly, in July, when the stock market declined 7%, high-yield bonds decided they were bonds, not stocks, and did not decline.

A dichotomy. In addition, there was the dichotomy between the performance of bond fund categories. While high-yield bonds generally enjoyed a very good year, all other bond categories had fairly poor years.

High-yield bonds back in line. Now high-yield bonds appear to be performing more reasonably in line with other markets. When the NASDAQ market (where the stocks of many companies that issue high-yield bonds are traded) declined earlier this year, high-yield bonds also dropped in price, just as they dropped when the U.S. government bond market declined.

Record tight credit quality yield spreads. Furthermore, at the top of the market, credit quality yield spreads for all types of bonds, from AAA-rated corporate bonds to high-yield bonds, reached their tightest point in 20 years. This spread represents the difference in yield between a given category of bonds and U.S. Treasury securities, the highest quality investment available. When spreads to U.S. Treasuries are tight in the high yield market, it means investors are paid little extra reward for taking on the considerable additional risk typically associated with high-yield bonds.

The impact of widening spreads. In an environment where spreads are tightening and yields declining, bond prices rise. But history shows tight spreads will not last forever, and when spreads begin to widen, bond prices drop, as they did in the 1997 first quarter.

Built-in protection. This pattern provides another reason for our confidence that your Fund has the potential to outperform this year. The Davis High Income Fund already offers as much yield as the high-yield bond fund category with a portfolio of significantly higher credit quality. Spreads on securities in the Fund's portfolio do

DAVIS HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

--------------------------------------------------------------------------------


not have to widen, which means prices of the underlying securities would drop, because the spreads are already wide. That's the downside protection we have built into the portfolio.

Capitalizing on unrecognized opportunities. In recent months, through meticulous research, we have been able to identify some outstanding opportunities for repositioning certain holdings to strengthen the Fund's defensive posture. In the first quarter, while higher quality high-yield bonds were trading at extremely tight spreads, we found "busted" convertible bonds with even better credit quality profiles and, therefore, less risk, trading at even larger yields than high quality high-yield bonds.

Busted convertibles are convertibles trading below the price at which the bonds can be converted into the issuing company's stock. These bonds are not widely researched and there is little demand for them, which means their prices tend to be low and their yields high.

SOME EXAMPLES

As an example of this tactic, in December 1996, the Fund purchased newly issued AK Steel 9 1/8% bonds at par ($1,000 per bond) due on December 15, 2006. AK Steel is a publicly traded integrated steel producer and the company's bonds carry a credit rating of Ba2/BB-. In March, the Fund sold these bonds at a dollar price of $102 3/4 ($1,027.50 per bond), which equated to an 8.63% yield to the bond's 2004 call date and an 8.70% yield to maturity. These yields represented spreads to U.S. Treasuries of 276 basis points and 210 basis points, respectively, and were indicative of the extremely tight spreads at which BB high-yield bonds were trading at that time.

The sale proceeds from these bonds were invested in several busted convertible issues with a better credit quality profile, but substantially higher yields, because the bonds had declined in sympathy with the issuers' stock in the first quarter NASDAQ market slump. As a result, the Fund was able to purchase busted convertibles with less credit risk and yields almost double the yield of the AK Steel bonds.

One of these purchases was the add-on investment your Fund made in the 6 1/2% convertible bonds, due September 15, 2002, of Spectrum Holobyte, a developer and publisher of entertainment software. The investment was made at a dollar price of $69 3/4 ($697.50 per bond), which equates to a 14.44% yield to maturity. This significant discount from par ($1,000 per bond) provides the Fund with substantial upside potential before the bond can be called away (i.e. redeemed prior to maturity) by the issuer.

In addition, the bond's sizable discount offers solid downside protection because bondholders' claims, in the event of bankruptcy, would be made at par. Furthermore, 83% of the company's capital is equity, which ranks below bonds in the company's capital structure. That means bond holders have a claim on company assets before equity holders.

Another attractive busted convertible investment made in the first quarter was the Fund's purchase of Emerson Radio 8 1/2% bonds due on August 15, 2002. Emerson Radio is a publicly traded distributor of consumer products. In this case, the company's equity represents 80% of its capital structure and is also below its bonds. Your Fund purchased Emerson Radio bonds at a dollar price of $56 ($560 per bond) or a yield to maturity of 22%.

DAVIS HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

--------------------------------------------------------------------------------

Good buys in taxable munis. Your Fund also continues to purchase taxable municipal bonds when it can do so at large yields, even though the credit quality of these bonds may be significantly higher than its normal investments.

In February, your Fund bought Alaska State Housing Finance 10.55% bonds, due on January 15, 2018, at a price of $102 1/2. These AAA-rated bonds are backed by single-family mortgages that are insured by the Federal Housing Administration or guaranteed by the Veterans Administration, and the bonds themselves are insured by Financial Security Assurance, Inc. The Fund purchased the bonds at a 10.25% yield to maturity, which is substantially more than the yields available on the average BB-rated high-yield bond at that time.

The Alaska State Housing bonds have little upside potential and little risk. Essentially the only risk is that the bonds can be prepaid at par ahead of schedule as the underlying mortgages are prepaid. Because mortgage prepayments would likely increase as interest rates drop, the bonds would not rally much in the event of an interest rate decline. On the other hand, because the bonds offer a substantial yield relative to their high credit quality, they have a very high potential to outperform in the flat to downward market that we foresee.

A FURTHER DIVERSIFICATION MOVE

To broaden its diversification, your Fund also invested in the precious metals mining industry. As one example, the Fund purchased Royal Oak Mines, Inc. 11% bonds due on August 15, 2006 at close to par. Royal Oak Mines is a publicly traded company that explores for and extracts gold. The company's bonds are rated B3/B-, and the Fund made its investment at just under an 11% yield to maturity.

Another gold-mining security purchased by the Fund is the Echo Bay Mines Ltd. 11% bonds due April 1, 2027. Echo Bay is a publicly traded gold-mining company whose bonds are rated B+/BB-. The bonds were offered at a relatively high yield because the coupon interest payments on the bonds can be deferred for up to 10 periods. However, if the company does not pay the interest coupon, the coupon must accumulate at 12% instead of 11%.

These precious metals mining investments provide additional protection for the Fund's portfolio because these bonds are not tied to the corporate credit cycle, as are most high-yield bonds. The bonds also tend to trade at bargain prices because many investors have a negative image of the precious metals industry.

PRUDENTLY POSITIONED FOR UNCERTAIN MARKETS

While most of the financial community is worried about inflation, we are more concerned about the possibility of deflation. As a high-yield bond fund manager, our primary fear is recession because that would mean weakening credit quality, which would cause prices of high-yield bonds to drop and their interest rates to rise.

We became defensive a little early last year because we felt prices of all financial assets were very high and they did, indeed, begin adjusting in the first quarter. Looking forward, we think the markets will continue to have a very bumpy ride in 1997, reinforcing the advantages of a very low volatility fund.

DAVIS HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

--------------------------------------------------------------------------------

Through our prudent management philosophy and defensive strategies, we believe that your Fund is properly positioned to achieve strong relative and absolute performance potential over the next year, consistent with our emphasis on minimizing volatility and maximizing long-term, risk-adjusted returns.

Sincerely,


/s/Shelby M. C. Davis                                /s/Shelby M. C. Davis
---------------------                                ---------------------
Shelby M.C. Davis                                    B. Clark Stamper
Chief Investment Officer                             Portfolio Manager

April 30, 1997



(1) Excluding the maximum sales charge of 4.75%. Average annual rates of return for the Davis High Income Fund's Class A shares, including the maximum front-end sales charge of 4.75%, for the one, five and 10 years ending March 31, 1997 are 2.02%, 9.17% and 5.16%, respectively.

(2)The Value Line Mutual Fund Survey's overall rank is calculated separately for each of three broad categories: equity and partial-equity funds, taxable fixed-income funds, and municipal (tax-free) funds. Overall ranks are not designed to be compared across these categories. Value Line calculates the overall ranks on the basis of three critical factors: five- and one-year growth persistence in fund returns and three-year, risk-adjusted performance, which is calculated by dividing a fund's three-year total return by its standard deviation. Value Line's proprietary growth persistence rewards a fund only for its consistency of outperformance of its peers; the measure does not take into account the degree of outperformance. Ranks are subject to change whenever they are calculated for new periods. The top 10% of the funds are ranked 1, the next 20% are ranked 2, the next 40% are ranked 3, the next 20% are ranked 4, and the lowest 10% are ranked 5.

(3) Total returns and standard deviations were calculated by Morningstar and published in its Principia for Mutual Funds diskette software (April 1997). For the five-and three-years periods ended March 31, 1997, there were 64 funds and 99 funds, respectively, in Morningstar's Corporate High Yield Fund category.

DAVIS HIGH INCOME FUND, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------

AN INTERVIEW WITH B. CLARK STAMPER, PORTFOLIO MANAGER OF THE FUND.

Q.  How is the Fund positioned currently and why?

A. The Fund continues to be positioned defensively with an average portfolio credit quality rating of BB+ (for securities that are rated), one of the highest in the junk bond fund category. Basically we have seen little value in the market. With credit quality spreads the tightest they have been in 20 years, there is virtually no room for further improvement. Typically, that means spreads will turn around and widen out, accompanied by falling prices.

To protect the Fund, we are steering clear of more mainstream investments and moving into other securities that offer more yield relative to credit quality and that, therefore, will not be affected as much when yields widen. We saw that widening start in the first quarter of 1997.

Q.  What could cause credit quality spreads to widen?

A. The most likely catalyst would be an unexpected shock to the economy. Conditions have been rosy for the last couple of years, and that's usually when something unexpected happens that causes spreads to widen.

About a year and a half ago, I became worried that record levels of personal debt could lead to a sharp reduction in consumer spending, contributing to an economic slowdown. Last year, we saw the first signs of economic weakness in the form of rising delinquencies and defaults on mortgage loans and credit cards. We believe more signs will appear. A weaker economy would erode business profits, adversely affecting the ability of many lower quality companies to meet their debt service obligations and causing the prices of their securities to drop. That would result in higher yields and widening credit quality spreads.

Furthermore, while many believe that interest rates drop with the onset of recession, I believe research shows that interest rates often go up early in a downturn as borrowers try to hold on. Only later, as the downturn continues, does the demand for credit drop as borrowers throw in the towel, finally causing interest rates to fall.

Q. What have you done to protect the Fund from deteriorating credit quality and rising interest rates?

A. Generally, I try to get the highest yield relative to credit quality and the best upside potential/downside protection characteristics that I can. I do this in several ways. First, I focus on investment areas that are not closely followed by the investment community and that, in effect, have no natural buyers. Examples include taxable municipal bonds, private-label mortgage-backed securities and busted convertibles.

Furthermore, I do not invest in any bond if I believe the issuer does not have the staying power to make it through the business cycle. To accomplish this, I invest in the securities of companies with stronger credit profiles and with less volatile underlying fundamentals. This is seen in the Fund's high average credit quality rating.

DAVIS HIGH INCOME FUND, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------

AN INTERVIEW WITH B. CLARK STAMPER, PORTFOLIO MANAGER OF THE FUND - (CONTINUED)

Q.  How would you describe your investment style?

A. I am a risk manager and my primary focus is on evaluating the trade-offs between the risks and rewards of different investments. My aim always is to get the most reward for the risk taken, and I do this by constantly reviewing the upside potential and downside protection of each individual investment.

Risk can take various forms. The main risk in the high-yield bond market is credit risk, or the risk that the issuer/guarantor cannot or will not pay principal and interest on a timely basis, causing the price of a security to drop. We devote a great deal of effort to evaluating the underlying credit quality of junk bond issuers and guarantors.

Another risk is interest rate risk, which is the risk that interest rates will rise, causing the value of fixed-coupon bonds to drop. Interest rate risk is of less concern with a high yield portfolio because the large coupon and short maturity of the typical junk bond usually reduces this risk. However, when credit quality spreads are tight, as they are now, it is an important factor to watch. The reward for choosing bonds well is high coupon income and potential price appreciation resulting from possible improvement in the issuer's credit quality and/or falling interest rates.

Of course, there are other types of risk and the trade-offs among them can result in different positive or negative returns depending on the subtleties of specific credit and bond characteristics (i.e., coupon rate, maturity, stated call schedule, relative trading levels of different investments, etc.).

Q.  How do you make your investment decisions?

A. My primary tool is bottom-up credit research. My major concern is that the credit quality of our investments does not deteriorate and that we are paid back principal and interest on schedule. Purchasing high yield bonds is like making a loan. There are numerous variables that I look at to make sure we are going to be paid back. Then I evaluate the potential return of the investment relative to its credit quality and the risk that something could go wrong. I also apply this upside/downside analysis to interest rate risk and call risk.

In addition, I employ top-down management techniques where I review the characteristics of the portfolio as a whole. I use these techniques to monitor the proportion of our stake in positions of similar type or strategy, and to make sure we are properly diversified.

DAVIS HIGH INCOME FUND, INC.
COMPARISON OF CLASS A SHARES OF DAVIS HIGH INCOME FUND, INC. AND SALOMON BROTHERS LONG-TERM HIGH-YIELD INDEX

--------------------------------------------------------------------------------
Average Annual Total Return for the Periods ended March 31, 1997. CLASS A SHARES (This calculation includes an initial sales charge of 4 3/4%.)

One Year..................................     2.02%
Five Years................................     9.17%
Ten Years.................................     5.16%

CLASS Y SHARES

Life of Class (March 20, 1997 through
March 31, 1997)...........................   (0.42)%

$10,000 invested over ten years. Let's say you invested $10,000 in Davis High Income Fund, Inc., Class A ("DHIF-A") shares on March 31, 1987 and paid a 4 3/4% sales charge. As the chart shows, by March 31, 1997 the value of your investment would have grown to $16,549 - a 65.49% increase on your initial investment. For comparison, the Salomon Brothers Long-Term High Yield Index ("Salomon") is also presented on the chart below.


Graph omitted.  Details of graph are as follows:


Measurement period                          Salomon                    Davis High
                                            Brothers                   Income Fund-A

-------------------------                   -------------------        ---------------

    3/31/87                                 $   10,000                 $  9,525
FYE 3/31/88                                     10,505                    9,227
FYE 3/31/89                                     11,657                    9,894
FYE 3/31/90                                     10,666                    8,736
FYE 3/31/91                                     12,566                    8,271
FYE 3/31/92                                     15,884                   10,156
FYE 3/31/93                                     18,731                   12,066
FYE 3/31/94                                     20,340                   13,428
FYE 3/31/95                                     21,883                   14,059
FYE 3/31/96                                     26,027                   15,454
FYE 3/31/97                                     28,296                   16,549


Salomon Brothers Long-Term High-Yield Index is an unmanaged index and has no specific investment objective. The index used includes net interest reinvested, but does not take into account any sales charge.

The performance data for Davis High Income Fund, Inc. contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS HIGH INCOME FUND, INC.
COMPARISON OF CLASS B SHARES OF DAVIS HIGH INCOME FUND, INC. AND SALOMON BROTHERS LONG-TERM HIGH-YIELD INDEX

--------------------------------------------------------------------------------
Average Annual Total Return for the Periods ended March 31, 1997.

CLASS B SHARES (This calculation includes any applicable contingent deferred sales charge.)

One Year..................................     3.34%
Life of Class (December 5, 1994 through
March 31, 1997)...........................     6.79%

$10,000 invested over ten years. Let's say you invested $10,000 in Davis High Income Fund, Inc., Class B ("DHIF-B") shares on December 5, 1994 (inception of Class). As the chart shows, by March 31, 1997 the value of your investment (less applicable contingent deferred sales charges) would have grown to $11,648 - a 16.48% increase on your initial investment. For comparison, the Salomon Brothers Long-Term High Yield Index ("Salomon") is also presented on the chart below.


Graph omitted.  Details of graph are as follows:


Measurement period                          Salomon                    Davis High
                                            Brothers                   Income Fund-B

-------------------------                   -------------------------  -------------------
    12/5/94                                 $   10,000                  $  10,000
FYE 3/31/95                                     10,945                     10,339
FYE 3/31/96                                     13,018                     11,237
FYE 3/31/97                                     14,153                     11,648



Salomon Brothers Long-Term High-Yield Index is an unmanaged index and has no specific investment objective. The index used includes net interest reinvested, but does not take into account any sales charge.

The performance data for Davis High Income Fund, Inc. contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS HIGH INCOME FUND, INC.
PORTFOLIO HOLDINGS AS OF MARCH 31, 1997

--------------------------------------------------------------------------------





Chart omitted.  Details of chart are as follows:

Sector Weightings                        % of Portfolio

----------------------                   ------------------

Technology                                       5.3%
Metals                                           5.0%
Mortgage Backed                                  4.7%
Taxable Muni                                    10.9%
Equipment Leasing                                3.7%
Communications                                  14.0%
Entertainment/Leisure                            5.7%
Retail                                           6.1%
Diversified Financial Services                   3.0%
Energy                                          11.6%
Consumer Products                                7.4%
Manufacturing                                    4.9%
Pharmaceuticals                                  7.4%
Other                                           10.3%




Top 10 Holdings                                                                          % of Fund Assets
----------------------------------------------------------------------------------------------------------

American Medical International, N.V., Euro Deb., Zero Cpn., 08/12/97.............................    3.25%
JTS Corporation, Conv. Sub. Deb., 5.25%, 04/29/02................................................    2.20%
K & F Industries Inc., Sr. Secured Notes, 11.875%, 12/01/03......................................    1.97%
Gerrity Oil & Gas Corp., Sr. Sub. Notes, 11.75%, 07/15/04........................................    1.87%
PM Holdings Corp., Sub. Disc. Deb., Series B, 0%/11.50%, 09/01/05................................    1.86%
Crown Resources Corp., Conv. Sub. Deb., 5.75%, 08/27/01..........................................    1.83%
Underwater World Mall of America, Sr. Rev. Bds., 13.75%, 03/01/02................................    1.80%
Alps 96-1 D Asset Backed Lease, Aircraft Lease CL D, 12.75%, 06/15/06............................    1.74%
Central Transport Rental Finance Corp., Secured Notes, 9.50%, 04/30/03...........................    1.70%


DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS
At March 31, 1997

--------------------------------------------------------------------------------


                                                                                          VALUE
PRINCIPAL                                                                                (NOTE 1)
---------                                                                                --------
CORPORATE BONDS AND NOTES - (76.09%)

             AEROSPACE/AVIATION - (2.86%)
$1,085,000   K & F Industries Inc., Sr. Secured Notes, 11.875%, 12/01/03 .............  $ 1,144,675
   500,000   Simula Inc., Sr. Conv. Sub. Notes, Series C, 10.00%, 09/15/99 <F6> ......      515,000
                                                                                        -----------
                                                                                          1,659,675
             BROADCASTING - (2.00%)
   500,000   Pegasus Media & Communications, Sr. Sub. Notes, Series B,
             12.50%, 07/01/05 ........................................................      536,250
   500,000   SFX Broadcasting Inc., Sr. Sub. Notes, Series B, 10.75%, 05/15/06 <F5> ..      521,250
   100,000   Spanish Broadcasting Systems Inc., Sr. Notes, 7.50%, 06/15/02 ...........      107,750
                                                                                        -----------
                                                                                          1,165,250

             CABLE - (4.91%)
   500,000   Adelphia Communications Corp., Sr. Notes, 9.875%, 03/01/07 <F5> .........      463,125
   500,000   Continental Cablevision Inc., Sr. Sub. Notes, 10.625%, 06/15/02 .........      530,465
   150,000   Fundy Cable Ltd., Sr. Secured 2nd Priority Notes, 11.00%, 11/15/05 ......      155,250
   500,000   Jones Intercable, Inc., Sr. Notes, 8.875%, 04/01/07 .....................      489,375
 1,000,000   Marcus Cable Holding Co., L.P., Sr. Secured Notes, Zero Cpn., 12/15/05 ..      705,000
   500,000   Rifkin Acquisition Partners, L.P., Sr. Sub. Notes, 11.125%, 01/15/06 <F5>      513,750
                                                                                        -----------
                                                                                          2,856,965

             CHEMICALS - (1.00%)
   500,000   Pioneer Americas Acquisition Corp., 1st Mtg. Notes, 13.375%, 04/01/05 ...      583,750
                                                                                        -----------
             COMPUTER PRODUCTS AND SERVICES - (3.57%)
 2,100,000   JTS Corporation, Conv. Sub. Deb., 5.25%, 04/29/02 .......................    1,281,000
   279,200   San Jacinto Holdings Inc., Sr. Notes, 10.75%, 12/31/02 <F6> .............      203,309
   250,000   Sapiens International N.V., Euro Conv. Notes, 5.00%, 09/20/03 ...........       95,000
   500,000   Triad Systems Corp., Sr. Notes, 12.25%, 08/01/99 ........................      497,500
                                                                                        -----------
                                                                                          2,076,809

             CONSUMER PRODUCTS & MERCHANDISE - (1.61%)
 1,000,000   International Semi-Tech Microelectronics Inc., Sr. Notes, 11.50%,
             08/15/03 ................................................................      557,500
   210,000   L.A. Gear, Inc., Conv. Sub. Deb., 7.75%, 11/30/02 .......................       94,500
   281,000   MacAndrews & Forbes Holdings, Inc., Sub. Deb., 13.00%, 03/01/99 .........      282,756
                                                                                        -----------
                                                                                            934,756

             DIVERSIFIED SERVICES - (1.30%)
   735,904   Emcor Group Inc., Sr. Notes, Series C, 11.00%, 12/15/01 .................      754,302
                                                                                        -----------

             ECOLOGICAL/ENVIRONMENTAL - (2.21%)
   735,000   Envirotest System Corp., Sr. Notes, 9.125%, 03/15/01 ....................      681,712
    67,000   Molten Metal Technology Inc., Sub. Notes, 5.50%, 05/01/06 ...............       41,875
   500,000   Norcal Waste Systems Inc., Sr. Notes, Series B, 12.50% Incr. rate,
             11/15/05 <F5> ...........................................................      557,500
                                                                                        -----------
                                                                                          1,281,087


DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1997

--------------------------------------------------------------------------------
                                                                                            VALUE
PRINCIPAL                                                                                  (NOTE 1)
---------                                                                                  --------
CORPORATE BONDS AND NOTES - CONTINUED

             EDUCATION - (0.40%)
$ 250,000    La Petite Holdings Corp., Sr. Secured Notes, 9.625%, 08/01/97..............$   232,813
                                                                                        -----------
             ELECTRONICS - (1.16%)
   43,000    Andersen Group, Inc., Conv. Sub. Deb., 10.50%, 10/15/02....................     36,604
  360,000    Broadband Technologies Inc., Conv. Sub. Notes, 5.00%, 05/15/01.............    261,900
  600,000    Comptronix Corp., Conv. Sub. Deb., 6.75%, 03/01/02<F2>.....................     27,000
  690,498    Porta Systems Corp., Sr. Conv. Sub. Notes, Zero Cpn., 01/02/98<F2>.........    351,291
                                                                                        -----------
                                                                                            676,795

             EQUIPMENT LEASING - (3.56%)
  944,784    Alps 96-1 D Asset Backed Lease, Aircraft Lease CL D, 12.75%, 06/15/06......  1,010,919
1,065,174    Central Transport Rental Finance Corp., Secured Notes, 9.50%, 04/30/03.....    990,612
  670,700    Technical Equipment Leasing Corp., Jr. Sub. Deb., Series A, 18.375%,
               04/01/96<F2><F6>.........................................................     67,070
                                                                                        -----------
                                                                                          2,068,601

             FINANCIAL SERVICES AND INSURANCE - (2.72%)
   50,000    CII Financial, Inc., Conv. Sub. Deb., 7.50%, 09/15/01......................     46,750
  500,000    Dollar Financial Group Inc., Sr. Notes, 10.875%, 11/15/06 <F5>.............    511,250
  500,000    GPA Delaware Inc., Gtd. Notes, 8.75%, 12/15/98.............................    505,000
  500,000    PennCorp Financial Group, Inc., Sr. Sub. Notes, 9.25%, 12/23/03............    516,250
                                                                                        -----------
                                                                                          1,579,250

             FOOD SERVICE - (4.97%)
  500,000    Darling International Inc., 1st Priority Sr. Sub. Notes, 11.00%, 07/15/00..    497,500
  750,000    Envirodyne Industries, Inc., 1st Priority Sr. Secured Notes, 12.00%,
               06/15/00.................................................................    810,000
  500,000    Fresh Del Monte Produce N.V., Sr. Notes, Series B, 10.00%, 05/01/03 <F5>...    498,750
1,500,000    PM Holdings Corp., Sub. Disc. Deb., Series B, 0%/11.50%, 09/01/05..........  1,083,750
                                                                                        -----------
                                                                                          2,890,000

             GAS DISTRIBUTORS - (2.95%)
  100,000    Amerigas Partners L.P.,  Sr. Notes, Series B, 10.125%, 04/15/07............    105,750
  630,000    Empire Gas Corp., Sr. Secured Notes, 7.00%/12.875%, 07/15/04...............    552,825
  500,000    Statia Terminals International CDA Inc., 1st Mtg. Notes, 11.75%, 11/15/03..    516,250
  500,000    Trident NGL Holdings, Inc., Sub. Notes, 10.25%, 04/15/03...................    540,000
                                                                                        -----------
                                                                                          1,714,825

             GROCERY - (4.67%)
  690,000    Kroger Co., Lease Cert., 6.00%, 04/01/03...................................    651,294
  675,000    Kroger Co., Lease Cert., 12.95%, 02/01/09..................................    763,175
  793,000    New Almacs Inc., Sr. Sub. Notes, 11.50%, 11/18/04<F2> .....................     41,632
  500,000    Safeway Inc., Sr. Secured Deb., 9.30%, 02/01/07............................    549,735
1,000,000    Southland Corporation, Deb., 4.00%, 06/15/04...............................    707,500
                                                                                        -----------
                                                                                          2,713,336


DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1997

--------------------------------------------------------------------------------
                                                                                           VALUE
PRINCIPAL                                                                                (NOTE 1)
----------                                                                               --------
CORPORATE BONDS AND NOTES - CONTINUED

             HEALTHCARE AND PHARMACEUTICAL - (6.67%)
$2,660,000   American Medical International, N.V., Euro Deb., Zero Cpn., 08/12/97 ...   $ 2,581,862
   863,000   Glycomed Inc., Conv. Sub. Deb., 7.50%, 01/01/03 ........................       771,306
   346,000   National Patent Developement Corp., Conv. Bds., 5.00%, 08/31/99 ........       252,580
   250,000   Regency Health Services, Inc., Sub. Notes, 12.25%, 07/15/03 <F5> .......       268,750
                                                                                        -----------
                                                                                          3,874,498

             HOTELS, LODGING & GAMING - (0.89%)
   500,000   Courtyard By Marriott II, L.P., Sr. Secured Notes, 10.75%, 02/01/08 <F5>       514,375
                                                                                        -----------
             LEISURE, ENTERTAINMENT & FITNESS - (4.25%)
   500,000   Act III Theaters Inc., Sr. Sub. Notes, 11.875%, 02/01/03 ...............       538,750
   250,000   Bally's Health & Tennis Corp., Sr. Sub. Notes, 13.00%, 01/15/03 ........       242,500
   250,000   Cinemark USA, Inc., Sr. Sub. Notes, 9.625%, 08/01/08 ...................       250,625
   500,000   Spectrum Holobyte Inc., Conv. Sub. Notes, 6.50%, 09/15/02 <F5> .........       393,750
 1,050,000   Underwater World Mall of America, Sr. Rev. Bds., 13.75%, 03/01/02 <F5> .     1,047,375
                                                                                        -----------
                                                                                          2,473,000

             METALS - (0.90%)
   500,000   Florida Steel Corp., Deb., 11.50%, 12/15/00 ............................       522,500
                                                                                        -----------
             MOBILE & WIRELESS TELECOMMUNICATIONS - (2.35%)
   500,000   Millicom International Cellular S.A., Sr. Sub. Disc. Notes, 0%/13.50%,
             06/01/06 ...............................................................       327,500
   750,000   Nextel Communications, Inc., Sr. Disc. Notes, 0%/9.75%, 08/15/04 .......       510,000
   556,000   Pronet, Inc., Sr. Sub. Notes, 11.875%, 06/15/05 ........................       526,810
                                                                                        -----------
                                                                                          1,364,310

             OIL & GASOLINE - (5.95%)
   500,000   Clark Oil & Refining Corp., Sr. Notes, 10.50%, 12/01/01 ................       515,000
 1,000,000   Clark R & M Holdings Inc., Sr. Secured Notes, Series A, Zero Cpn.,
             02/15/00 ...............................................................       732,500
   500,000   Deeptech International, Inc., Sr. Secured Notes, 12.00%, 12/15/00 ......       528,750
 1,000,000   Gerrity Oil & Gas Corp., Sr. Sub. Notes, 11.75%, 07/15/04 ..............     1,085,000
   500,000   HS Resources Inc., Sr. Sub. Notes, 9.875%, 12/01/03 ....................       506,250
   100,000   Moran Energy Inc., Conv. Sub. Deb., 8.75%, 01/15/08 ....................        89,750
                                                                                        -----------
                                                                                          3,457,250

             PAPER PRODUCTS - (1.52%)
 2,000,000   Crown Packaging Enterprises, Ltd., Sr. Secured Disc. Notes, 0%/14%,
             08/01/06 ...............................................................       350,000
   500,000   Grupo Industrial Durango S.A. DE C.V., Notes, 12.00%, 07/15/01 .........       533,125
                                                                                        -----------
                                                                                            883,125

             PRECIOUS METALS - (3.59%)
 1,170,000   Crown Resources Corp., Conv. Sub. Deb., 5.75%, 08/27/01 ................     1,064,700
   500,000   Echo Bay Mines Ltd., Capital Securities, 11.00%, 04/01/27 ..............       507,500



DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1997

--------------------------------------------------------------------------------
                                                                                            VALUE
PRINCIPAL                                                                                 (NOTE 1)
---------                                                                                 ---------
CORPORATE BONDS AND NOTES - CONTINUED

              PRECIOUS METALS - CONTINUED
$   500,000   Royal Oak Mines Inc., Sr. Sub. Notes, Series B, 11.00%, 08/15/06 ......   $   513,750
                                                                                        -----------
                                                                                          2,085,950
              PROTECTION SERVICES - (0.26%)
    150,000   Loomis Fargo and Company, Sr. Sub. Notes, 10.00%, 01/15/04 <F5> .......       152,437
                                                                                        -----------
              RESTAURANT - (0.39%)
    250,000   TPI Enterprises Inc., Conv. Sub. Deb., 8.25%, 07/15/02 ................       224,375
                                                                                        -----------
              RETAIL - (0.51%)
    300,000   Braun's Fashions Corp., Sr. Notes, 12.00%, 01/01/05 ...................       225,750
    125,000   Emerson Radio Corp., Sr. Conv. Sub. Deb., 8.50%, 08/15/02 .............        73,125
                                                                                        -----------
                                                                                            298,875
              TELECOMMUNICATIONS - (5.23%)
    400,000   American Communication Services, Inc., Sr. Disc. Notes, 0%/12.75%,
              04/01/06 ..............................................................       223,000
    500,000   EchoStar Communications Corp., Sr. Secured Disc. Notes, Zero Cpn.,
              06/01/04 ..............................................................       430,000
  1,000,000   ICG Holdings (Canada), Inc., Sr. Disc. Notes, 12.50%, 05/01/03 ........       630,000
    250,000   Nextlink Communications LLC, Sr. Notes, 12.50%, 04/15/06 <F5> .........       253,125
    500,000   UTS Hyperion Telecommunications, Sr. Disc. Notes, Series B, 7%/13.00%,
              04/15/03 <F5> .........................................................       278,750
  1,000,000   Viatel Inc., Sr. Disc. Notes, 0%/15.00%, 01/15/05 .....................       660,000
    325,000   Winstar Communications Inc., Sr. Sub. Disc. Notes, Zero Cpn., 10/15/05        195,000
    650,000   Winstar Communications, Inc., Sr. Disc. Notes, 0%/14.00%, 10/15/05 ....       367,250
                                                                                        -----------
                                                                                          3,037,125

              TRANSPORTATION/SHIPPING - (2.13%)
    250,000   Moran Transportation Co., 1st Preferred Shipping Mtg. Notes, Series B,
              11.75%, 07/15/04 <F5> .................................................       273,125
    100,000   Piedmont Aviation Inc., Equip. Trust Certificates, Series `88 I, 9.55%,
              05/08/98 ..............................................................       100,375
    444,000   Preston Corp., Conv. Sub. Deb., 7.00%, 05/01/11 .......................       294,150
    500,000   TNT Transport (Europe) PLC/TNT (USA) Inc., Sr. Notes, 11.50%,
              04/15/04 ..............................................................       571,875
                                                                                        -----------
                                                                                          1,239,525

              UTILITIES - (1.56%)
    750,000   Consolidated Hydro Inc., Sr. Disc. Notes, Zero Cpn., 07/15/03 .........       307,500
    500,000   Midland Funding Corporation II, Sub. Secured Lease, 13.25%, 07/23/06 ..       596,250
                                                                                        -----------
                                                                                            903,750

              TOTAL CORPORATE BONDS AND NOTES (identified
              cost $44,237,372) .....................................................    44,219,309
                                                                                        -----------


DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1997

--------------------------------------------------------------------------------
                                                                                              VALUE
PRINCIPAL                                                                                    (NOTE 1)
---------                                                                                   ----------
             MORTGAGE BACKED BONDS - (4.19%)
$  270,029   Capstead Securities Corp., IV, CMO, Series '92-7, CL Z-1, 8.75%, 05/25/23  $   259,903
   427,304   Chase Mortgage Finance Corp., Series '93-G-A1, REMIC, 7.00%, 04/25/01 ...      424,582
   264,875   Citicorp Mtg. Securities, Inc., Series '89-16, 6.43%, 04/01/19 ..........      253,949
   293,852   Federal Home Loan Mortgage Corporation, CMO, Series '94, CL 1628 F,
             7.40%, 02/15/14 .........................................................      303,561
   100,000   Federal Home Loan Mortgage Corporation, CMO, Series '93, CL 1630 E,
             6.00%, 09/15/23 .........................................................       84,003
   243,343   Federal Home Loan Mortgage Corporation, REMIC, Series '93, CL 1567 A,
             5.837%, 08/15/23 ........................................................      215,055
   300,299   First Nationwide Trust, Series '89-AR4-1, 9.50%, 09/25/19 ...............      299,498
    90,113   Household Finance Corp., Equity Loan Asset Backed Certificates,
             Series `92, CL A-3, 5.80%, 04/20/07 .....................................       89,324
   184,193   Manufacturers Hanover Mortgage Corporation, Series A, 11.50%, 04/20/15 ..      190,409
   179,000   The Prudential Mortgage Securities Company, Mtg. Pass-Through
             Certificates, Series '92-038, CL A-8, Fixed Rate, 6.95%, 11/25/22 .......      157,384
   126,983   Resolution Trust Corporation, American Res. Mtg. Corp., Service Mtg .....
             Pass-Through Certificates, Series '92-7, CL A-1, 6.825%, 03/25/22 .......      109,840
    10,529   Resolution Trust Corporation, REMIC, Series `92 M-3, CL A-2, 8.625%,
             07/25/30 ................................................................       10,069
    39,000   Ryland Acceptance Corporation Four, CMO, Series '85, CL D, 9.25%,
             04/01/12 ................................................................       39,105
                                                                                        -----------

             TOTAL MORTGAGE BACKED BONDS (identified cost $2,380,057) ................    2,436,682
                                                                                        -----------

             TAXABLE MUNICIPAL BONDS - (9.77%)
   497,933   Adams Cnty., CO, IDR Series A Pool Gtd. - Executive Life, 9.00%,
             11/01/96<F1> ............................................................       41,875
   540,000   Alaska St. HFC, 1st Mtg. Bds, Series G, 10.55%, 01/15/18 ................      535,351
   300,000   Commerce Refuse to Energy Auth., Taxable Ref. Rev. Bds., '90 Series,
             10.50%, 07/01/00 ........................................................      306,315
    52,623   El Paso Hsg. Fin. Corp., Multi-Fam. Res. Loan Program, Securitized Mult-
             Fam. Hsg. Rev. Bds., Series '86A, 8.88%, 10/15/96<F1> ...................       12,188
   100,000   Galveston Cnty., TX, Wtr. Auth., Canal Sys. Contract Wtr. Rev. Bds.,
             AMBAC Insured, 9.60%, 07/01/99 ..........................................      103,948
   170,000   Galveston Cnty., TX, Wtr. Auth., Canal Sys. Contract Wtr. Rev. Bds.,
             AMBAC Insured, 9.80%, 07/01/01 ..........................................      177,120
   424,000   Illinois HFA Rev. Bds., Series C, MBIA, 10.30%, 08/15/03 ................      433,264
   200,000   Lancaster, TX, Combined Tax & Golf Course Park Rev. Bds., Series B,
             Certificates of Obligation, MBIA Insured, 9.375%, 08/01/02 ..............      207,198
    46,973   Louisiana HFA Multi Fam. Mtg. Rev. Bds., Gtd. Executive Life, 8.61%,
             08/01/96<F1> ............................................................        6,250



DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1997

--------------------------------------------------------------------------------
                                                                                             VALUE
PRINCIPAL/SHARES/UNITS                                                                      (NOTE 1)
----------------------                                                                     ----------

             TAXABLE MUNICIPAL BONDS - CONTINUED
$   53,911   Louisiana St. Agriculture Fin. Auth., Security Agriculture Rev. Bds.,
             Series A, Gtd. Executive Life, 8.80%, 10/01/96<F1> ........................$     6,250
 1,825,000   Massachusetts St. HFA Res., Series C, 10.90%, 08/01/20 ....................  1,890,298
   265,000   Mayor and City Council of Baltimore, Econ. Dev. Taxable Lease Rev. Bds ....
             (Arcade Ltd. Partnership Prj.) Series '92, 8.50%, 08/01/02 ................    275,507
   313,216   Memphis, TN Hlth. Educ. & Hsg. Fac. Brd., Multi Fam. Hsg. Rev .............
             Securitized, Series '86A, 8.68%, 09/15/96<F1> .............................     42,697
   115,000   Missouri St., Hsg. Dev. Cmnty., Multi Fam. Hsg. Rev. Bds., FHA Insured
             Mtg. Loans, 9.25%, 12/01/30 ...............................................    120,663
     5,897   Nebraska Invst. Fin. Auth., Agriculture Rev. Bds., Series A, Gtd. Executive
             Life, 8.34%, 11/01/93<F1> .................................................      1,250
   440,000   New York St. HFA Rev. Multi Fam. Mtg. Series B, Sonyma Prg ................
             Insurance, 8.875%, 08/15/14 ...............................................    451,999
   820,995   Polk Cnty., FL, HFA REMIC Collateralized Mtg. Bds., Series 1, CL 2-A,
             9.55%, 01/15/11 ...........................................................    833,474
   402,646   The Southeast TX Hsg. Fin. Corp. Securitized Multi Fam. Hsg. Rev. Bds .....
             Series '86A, 8.60%, 09/01/96<F1> ..........................................     50,438
    25,000   Utah St. Hsg. Fin. Agy. Sngl. Fam. Mtg., Series A, 9.40%, 07/01/99 ........     26,032
 2,460,000   Wagner College, NY, G.O. Capital Apprecation Bds., Zero Cpn., 10/01/22 ....    157,661
                                                                                        -----------

                  TOTAL TAXABLE MUNICIPAL BONDS - (identified
                    cost $6,627,118)....................................................  5,679,778
                                                                                        -----------

             PREFERRED STOCKS - (0.07%)
     6,200   Westmoreland Coal Co., Dep. Shares Conv. Pfd., Series A, 8.50%<F2>
             (identified cost $80,910) .................................................     40,300
                                                                                        -----------

             COMMON STOCKS - (2.51%)
    16,920   Advanced Medical, Inc<F3> .................................................     71,910
   135,951   Canyon Resources Corporation<F3> ..........................................    407,853
   260,000   Crown Packaging Enterprises Ltd.<F3> ......................................      2,600
     2,707   Pegasus Media & Communications, Class A<F3><F5> ...........................     29,946
    17,460   Porta Systems Corporation<F3> .............................................     34,920
   852,880   Sunshine Mining & Refining Co.<F3> ........................................    746,270
    24,066   Viatel Inc.<F3><F5> .......................................................    162,446
                                                                                        -----------

             TOTAL COMMON STOCKS (identified cost $1,998,582) ..........................  1,455,945
                                                                                        -----------

             WARRANTS - (0.20%)
       500   Chattem Inc., expire 6/17/99 ..............................................      1,000
       869   Empire Gas Corp., expire 07/15/04 .........................................     43,450


DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1997

--------------------------------------------------------------------------------
                                                                                          VALUE
UNITS/PRINCIPAL                                                                          (NOTE 1)
----------------                                                                        ----------

         WARRANTS - CONTINUED
       100   Spanish Broadcasting Systems, Inc., expire 06/30/99........................$     2,000
    21,825   Sunshine Mining & Refining Co., expire 03/09/99............................      7,843
       500   UTS Hyperion Telecommunicatoins, expire 04/01/01<F5>.......................     15,000
       205   Wright Medical Technology, Inc., expire 06/30/03<F5>.......................     24,600
                                                                                        -----------
                            TOTAL WARRANTS (identified cost $18,291)....................    113,893
                                                                                        -----------

SHORT TERM - (6.25%)
$3,635,000   State Street Bank and Trust Company Repurchase Agreement, 5.75%,
                04/01/97, dated 03/31/97, repurchase value of $3,635,581 (collateralized by $3,725,000 par value U.S. Treasury Notes, 4.75%, 10/31/98, market value $3,708,590) - (identified cost $3,635,000) .......................  3,635,000
                                                                                        -----------

                           TOTAL INVESTMENTS (identified cost $58,977,330) -
                             (99.08%)<F4> .............................................. 57,580,907
                           OTHER ASSETS LESS LIABILITIES - (0.92%) .....................    533,161
                                                                                        -----------
                             NET ASSETS - 100% .........................................$58,114,068
                                                                                        ===========



<F1>
These securities are in default but have made partial payments.

<F2>
These securities are in default and are not currently paying interest or dividends.

<F3>
Non-income producing security.

<F4>
Aggregate cost for Federal income tax purposes is $58,977,330.

<F5>
These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations.

<F6>
Non-marketable securities valued in good faith by the Board of Directors.


At March 31, 1997, unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:


                Unrealized appreciation.................................................$ 2,697,149
                Unrealized depreciation................................................. (4,093,572)
                                                                                        -----------
                      Net unrealized depreciation.......................................$(1,396,423)
                                                                                        ===========

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS HIGH INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
At March 31, 1997

--------------------------------------------------------------------------------

ASSETS:
     Investments in securities, at value (identified cost $ 58,977,330) (Note 1).............  $   57,580,907
     Cash ...................................................................................          14,752
     Receivables:

         Interest............................................................................       1,022,056
         Capital stock sold..................................................................         167,757
         Investments sold....................................................................          41,605
                                                                                               --------------
              Total assets...................................................................      58,827,077
                                                                                               ---------------

LIABILITIES:
     Payables:

         Capital stock reacquired............................................................          91,291
         Investments purchased...............................................................         541,486
     Accrued expenses........................................................................          80,232
                                                                                               --------------
              Total liabilities..............................................................         713,009
                                                                                               --------------

NET ASSETS (NOTE 5)..........................................................................  $   58,114,068
                                                                                               ==============

CLASS A SHARES

     Net assets..............................................................................  $   47,890,262
     Shares outstanding......................................................................      10,157,891
     Net asset value and redemption price per share (net assets/shares outstanding)..........        $   4.71
                                                                                                     ========
     Maximum offering price per share (100/95.25 of $4.71)<F1>...............................        $   4.94
                                                                                                     ========

CLASS B SHARES

     Net assets..............................................................................  $   10,216,830
     Shares outstanding......................................................................       2,183,880
     Net asset value, offering and redemption price per share (net assets/shares outstanding)        $   4.68
                                                                                                     ========
CLASS Y SHARES

     Net assets..............................................................................  $        6,976
     Shares outstanding......................................................................           1,477
     Net asset value, offering and redemption price per share (net assets/shares outstanding)        $   4.72
                                                                                                     ========
NET ASSETS CONSIST OF:

     Unrealized depreciation of investments..................................................  $   (1,396,423)
     Accumulated net realized loss on investments............................................     (22,352,829)
     Paid-in capital.........................................................................      81,863,320
                                                                                               --------------
         Net assets..........................................................................  $   58,114,068
                                                                                               ==============


<F1> On purchases of $100,000 or more, the offering price is reduced.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS HIGH INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the year ended March 31, 1997

--------------------------------------------------------------------------------

INVESTMENT  INCOME:

     Income:

         Interest............................................................................   $     5,717,232
                                                                                                ---------------
     Expenses:

         Management fees (Note 3)...............................................      419,844
         Custodian fees.........................................................       91,007
         Transfer agent fees
              Class A...........................................................       67,711
              Class B...........................................................       10,681
              Class Y...........................................................            3
         Audit fees.............................................................       29,483
         Legal fees............................................................        17,255
         Accounting fees (Note 3)...............................................       14,663
         Reports to shareholders................................................       31,282
         Directors' fees and expenses...........................................       24,178
         Registration and filing fees (Note 3)..................................       47,360
         Miscellaneous..........................................................       10,924
         Commissions paid under distribution plan (Note 4):

              Class A..........................................................        98,840
              Class B...........................................................       86,015
                                                                                   ----------
                  Total expenses.............................................................          949,246
                  Fee reduction (Note 7) ....................................................           (3,901)
                                                                                                --------------
                  Net expenses...............................................................          945,345
                                                                                                --------------
                  Net investment income......................................................        4,771,887
                                                                                                --------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized loss from investment transactions.........................................          (452,398)
     Net increase in unrealized depreciation of investments during the period................         (260,076)
                                                                                                --------------
              Net realized and unrealized loss on investments................................         (712,474)
                                                                                                --------------
              Net increase in net assets resulting from operations...........................   $    4,059,413
                                                                                                ==============






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS HIGH INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE YEARS
                                                                                        ENDED MARCH 31,
OPERATIONS:                                                                      1997                1996
                                                                                 ----                ----
     Net investment income.............................................    $     4,771,887     $     5,417,365
     Net realized loss from investment transactions...................            (452,398)            (80,868)
     Net (increase) decrease in unrealized depreciation of investments.           (260,076)            383,278
                                                                           ---------------     ---------------
              Net increase in net assets resulting from operations.....          4,059,413           5,719,775


DISTRIBUTIONS TO SHAREHOLDERS FROM:

     Net investment income

         Class A ($0.39 and $0.43 per share, respectively).............         (4,139,503)         (5,039,427)
         Class B ($0.36 and $0.40 per share, respectively).............           (632,384)           (377,939)
     Paid-in capital

         Class A ($0.07 and $0.05 per share, respectively).............           (752,105)           (525,379)
         Class B ($0.06 and $0.04 per share, respectively).............           (114,589)            (46,649)

CAPITAL SHARE TRANSACTIONS (Note 5)...................................            (721,597)          2,379,133
                                                                           ---------------     ---------------

              Total increase (decrease) in net assets..................         (2,300,765)          2,109,514


NET ASSETS:

     Beginning of year.................................................         60,414,833          58,305,319
                                                                           ---------------     ---------------
     End of year.......................................................    $    58,114,068     $    60,414,833
                                                                           ===============     ===============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended March 31, 1997

--------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Its primary objective is to achieve a high level of current income. The Company also seeks capital growth so long as such objective is consistent with its primary objective. The Company invests primarily in high yield, high risk, low rated and unrated bonds commonly referred to as "junk bonds." Such securities are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. On December 1, 1994, the Company commenced the offering of shares in two classes, Class A and Class B. The Class A shares are sold with a front-end sales charge and the Class B shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. On September 1, 1996, the Company commenced the offering of Class Y shares which are sold at net asset value with no initial or contingent deferred sales charge. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

SECURITY VALUATION.

Fixed income securities may be valued on the basis of prices provided by a pricing agent when such prices are believed to reflect the fair market value of such securities. (Pricing agents generally take into account institutional size trading in similar groups of securities). Securities not priced in this manner will be priced at the last published sales price if traded on that day and, if not traded, at the mean between the most recent quoted bid and asked prices provided by investment dealers. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors. If no quotations are available, securities will be valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost, which approximates value.

FEDERAL INCOME TAXES.

It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income tax is required. At March 31, 1997, the Fund had approximately $22,353,000 of capital loss carryovers available to offset future capital gains, if any, of which $4,918,000, $7,606,000, $4,382,000, $1,409,000,
$3,505,000, $81,000 and $452,000 expire in 1998, 1999, 2000, 2001, 2003, 2004 and 2005, respectively.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME.

Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized in accordance with the requirements of the Internal Revenue Code.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.

Dividends and distributions to shareholders are recorded on the ex-dividend date.

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS -  CONTINUED
Year Ended March 31, 1997

--------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

USE OF ESTIMATES IN FINANCIAL STATEMENTS.

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES.

Purchases and sales of investment securities (excluding short term securities) during the year ended March 31, 1997, were $36,129,104 and $35,524,210, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

The Company pays advisory fees for investment management and advisory services under a management agreement with Davis Selected Advisers, L.P. (the "Adviser"). Effective May 1, 1996, the management agreement was amended and the monthly fee was changed to .0583 of 1% (equivalent to .70 of 1% per annum) of the first $250 million of average daily net assets of the Company. Prior to May 1, 1996, the monthly fee was .0625 of 1% (equivalent to .75 of 1% per annum) of the first $250 million of average daily net assets of the Company. Davis Selected Advisers, L.P. is paid for registering Company shares for sale in various states. The fee for the year ended March 31, 1997 amounted to $12,000. Davis Selected Advisers, L.P. is paid for certain transfer agent services. The fee for the year ended March 31, 1997 amounted to $6,713. Davis Selected Advisers, L.P. is also paid for certain accounting services. The fee for the year ended March 31, 1997 amounted to $14,663. Certain directors and officers of the Company are also directors and officers of the general partner of Davis Selected Advisers, L.P.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

       Class A shares of the Company are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the year ended March 31, 1997, the Company's Underwriter, Davis Selected Advisers, L.P., received $123,695 from commissions earned on sales of Class A shares of the Fund of which $18,983 was retained by the Underwriter and the remaining $104,712 was reallowed to investment dealers. Davis Selected Advisers, L.P. paid the costs of prospectuses in excess of those required to be filed as part of the Company's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and remaining outstanding during the period. The maintenance fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of the Company for the year ended March 31, 1997 was $98,840.

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS -  CONTINUED

Year Ended March 31, 1997

--------------------------------------------------------------------------------
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

CLASS B SHARES

       Class B shares of the Company are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Company pays the Distributor a 4% commission on the proceeds from the sale of the Company's Class B shares and the Distributor reallows 4% to the qualified dealer responsible for the sale of the shares. A rule implemented by the National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Company's annual average net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Company may pay for distribution to 6.25% of gross sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       For the year ended March 31, 1997, Class B shares of the Company made distribution plan payments which included commissions of $65,176 and maintenance fees of $20,839.

       Commissions earned by the Distributor for the year ended March 31, 1997 on the sale of Class B shares of the Company amounted to $162,171 of which $157,210 was reallowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Company in the amount of $231,916, representing the cumulative commissions earned by the Distributor on the sale of the Company's Class B shares reduced by cumulative commissions paid by the Company and cumulative contingent deferred sales charge paid by redeeming shareholders. The Company has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Company or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Company within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. For the year ended March 31, 1997 the Distributor received contingent deferred sales charges of $18,454 from redemptions of Class B shares of the Company.

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS -  CONTINUED
Year Ended March 31, 1997

--------------------------------------------------------------------------------
NOTE 5 - CAPITAL STOCK

At March 31, 1997, there were 1,000,000,000 shares of capital stock ($0.05 par value per share) authorized. Transactions in capital stock were as follows:



CLASS A                                                                                FOR THE YEAR ENDED
                                                                                         MARCH 31, 1997
                                                                                     ---------------------
                                                                                     SHARES          AMOUNT
                                                                                    --------         -------

Shares subscribed.............................................................       1,237,463   $  5,873,114
Shares issued to shareholders in connection with reinvestment of distributions         647,205      3,066,164
                                                                                  ------------   ------------
                                                                                     1,884,668      8,939,278
Shares reacquired.............................................................      (2,841,857)   (13,495,219)
                                                                                  ------------   ------------
        Net decrease..........................................................        (957,189)  $ (4,555,941)
                                                                                  ============   ============

                                                                                       FOR THE YEAR ENDED
                                                                                         MARCH 31, 1996
                                                                                     --------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................       2,023,310   $  9,816,406
Shares issued to shareholders in connection with reinvestment of distributions         704,353      3,408,315
                                                                                  ------------   ------------
                                                                                     2,727,663     13,224,721
Shares reacquired.............................................................      (3,213,613)   (15,601,779)
                                                                                  ------------   ------------
        Net decrease..........................................................        (485,950)  $ (2,377,058)
                                                                                  ============   ============

CLASS B                                                                                FOR THE YEAR ENDED
                                                                                         MARCH 31, 1997
                                                                                    ----------------------
                                                                                     SHARES          AMOUNT
                                                                                    ---------       --------
Shares subscribed.............................................................       1,230,183   $  5,801,708
Shares issued to shareholders in connection with reinvestment of distributions          76,289        358,617
                                                                                  ------------   ------------
                                                                                     1,306,472      6,160,325
Shares reacquired.............................................................        (495,300)    (2,332,982)
                                                                                  ------------   ------------
        Net increase..........................................................         811,172   $  3,827,343
                                                                                  ============   ============

                                                                                       FOR THE YEAR ENDED
                                                                                         MARCH 31, 1996
                                                                                     ---------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................       1,288,020   $  6,239,050
Shares issued to shareholders in connection with reinvestment of distributions          33,677        162,136
                                                                                  ------------   ------------
                                                                                     1,321,697      6,401,186
Shares reacquired.............................................................        (340,802)    (1,644,995)
                                                                                  ------------   ------------
       Net increase..........................................................          980,895   $  4,756,191
                                                                                  ============   ============

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS -  CONTINUED
Year Ended March 31, 1997

--------------------------------------------------------------------------------
NOTE 5 - CAPITAL STOCK - (CONTINUED)

CLASS Y                                                                                FOR THE YEAR ENDED
                                                                                         MARCH 31, 1997
                                                                                      --------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................          1,477    $       7001
Shares issued to shareholders in connection with reinvestment of distributions          -             -
                                                                                  -----------    ------------
                                                                                        1,477           7,001
Shares reacquired.............................................................           -            -
                                                                                  -----------    ------------
        Net increase..........................................................          1,477    $      7,001
                                                                                  =============  ============

NOTE 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

          An annual meeting of shareholders was held on March 25, 1997. Matters submitted for approval included consideration of a Sub-Advisory Agreement between Davis Selected Advisers, L.P., the Investment Adviser of the Company, and Davis Selected Advisers-NY, Inc., an affiliate of the Adviser and election of Christian R. Sonne, LeRoy E. Hoffberger and Jeremy H. Biggs as directors of the Company. With respect to consideration of the Sub-Advisory Agreement, 6,986,732 votes were cast in favor, 92,149 votes were cast against and 475,570 votes abstained. With respect to the election of Mr. Sonne, 7,230,963 votes were cast in favor and 323,488 votes were withheld. With respect to the election of Mr. Hoffberger, 7,246,548 votes were cast in favor and 307,903 votes were withheld. With respect to the election of Mr. Biggs, 7,230,963 votes were cast in favor and 323,488 votes were withheld. The terms of office of Wesley E. Bass, Jr., Marc P. Blum, Shelby M.C. Davis, Eugene M. Feinblatt, Jerry D. Geist, D. James Guzy, G. Bernard Hamilton, Laurence W. Levine and Edwin R. Werner also continued after the meeting.

NOTE 7 - CUSTODY FEES

     Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $3,901 during the year ended March 31, 1997.

DAVIS HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following represents selected data for a share of capital stock outstanding throughout each period.


CLASS A

                                                                 YEAR ENDED MARCH 31,
                                             ---------------------------------------------------------------
                                              1997         1996           1995          1994           1993
                                              ----         ----           ----          ----           ----

Net Asset Value,
   Beginning of Period..............           $4.84       $4.86         $5.14          $5.18          $4.92
                                               -----       -----         -----          -----          -----

Income From Investment Operations
---------------------------------
   Net Investment  Income...........            0.39        0.43          0.46           0.50           0.61
   Net Gains or Losses on
     Securities (both realized
     and unrealized)................           (0.06)       0.03         (0.24)          0.06           0.25
                                               -----       -----         -----          -----          -----
       Total From Investment
          Operations................            0.33        0.46          0.22           0.56           0.86
                                               -----       -----         -----          -----          -----

Less Distributions
------------------
   Dividends (from net
     investment income).............           (0.39)      (0.43)        (0.46)         (0.50)         (0.60)
   Returns of Capital...............           (0.07)      (0.05)        (0.04)           -             -
   Distribution in Excess of
     Realized Gains.................             -           -             -            (0.10)          -
                                               -----       -----         -----          -----          -----
       Total Distributions..........           (0.46)      (0.48)        (0.50)         (0.60)         (0.60)

Net Asset Value,
   End of Period....................           $4.71       $4.84         $4.86          $5.14          $5.18
                                               =====       =====         =====          =====          =====

Total Return <F1>...................           7.08%       9.93%         4.69%          11.29%         18.81%
------------

Ratios/Supplemental Data
------------------------
   Net Assets,  End of Period
     (000 omitted)..................           $47,890     $53,816       $56,405        $64,663        $38,305
   Ratio of Expenses to
     Average Net Assets.............            1.48%        1.51%         1.53%          1.48%          1.81%
   Ratio of Net Income to                       <F2>
     Average Net Assets.............            8.13%        8.92%         9.49%          9.31%         11.91%

   Portfolio Turnover Rate..........           66.10%      118.34%        98.94%         98.31%         84.93%




<F1>Sales charges are not reflected in calculation.

<F2>
Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.47% for 1996. Prior to 1996, such reductions were reflected in the expense ratios.



DAVIS HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The following represents selected data for a share of capital stock outstanding throughout each period.




                                                   --------CLASS B --------------          -----CLASS Y-----
                                                                    DECEMBER 5, 1994        MARCH 20, 1997
                                                                    (COMMENCEMENT           (COMMENCEMENT
                                                   YEAR              OF OPERATIONS)         OF OPERATIONS)
                                                   ENDED                THROUGH                THROUGH
                                                 MARCH 31,              MARCH 31,              MARCH 31,
                                              1997       1996             1995                  1997
                                              ----       ----             ----                  ----
Net Asset Value,
   Beginning of Period................        $4.81      $4.85            $4.80                 $4.74
                                              -----      -----            -----                 -----

Income From Investment Operations
---------------------------------
   Net Investment  Income.............         0.36       0.40             0.11                   -
   Net Gains or Losses on
     Securities (both realized
     and unrealized)..................        (0.07)       -               0.05                 (0.02)
                                              -----      -----            -----                 -----
       Total From Investment
          Operations..................         0.29       0.40             0.16                 (0.02)
                                              -----      -----            -----                 -----

Less Distributions
------------------
   Dividends (from net                                                                            -
     investment income)...............        (0.36)     (0.40)           (0.11)
   Returns of Capital.................        (0.06)     (0.04)             -                     -
                                              -----       ----            -----                 -----
       Total Distributions............        (0.42)     (0.44)           (0.11)                  -
Net Asset Value,
   End of Period......................        $4.68      $4.81            $4.85                 $4.72
                                              =====      =====            =====                 =====

Total Return <F1>........................     6.26%      8.68%            4.28%                 (0.42)%
------------

Ratios/Supplemental Data
------------------------
   Net Assets,  End of Period
     (000 omitted)....................        $10,217    $6,599           $1,900                  $7
   Ratio of Expenses to
     Average Net Assets...............         2.30%      2.32%            2.36%<F3>             1.21%<F2><F3>
   Ratio of Net Income to                      <F2>
     Average Net Assets...............         7.28%      8.11%            8.66%<F3>             8.89%<F3>
   Portfolio Turnover Rate............        66.10%     118.34%          98.94%                66.10%





<F1>
Sales charges are not reflected in calculation.

<F2>
Ratios of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.29% and 1.20% for Class B and Class Y, respectively for 1996. Prior to 1996, such reductions were reflected in the expense ratios.

<F3>
Annualized

DAVIS HIGH INCOME FUND, INC.
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS HIGH INCOME FUND, INC.

       We have audited the accompanying statement of assets and liabilities of Davis High Income Fund, Inc., including the schedule of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis High Income Fund, Inc. as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                           TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
May 2, 1997

                                   DAVIS HIGH

                                 INCOME FUND, INC.

                 124 East Marcy Street, Santa Fe, New Mexico 87501

                        DIRECTORS                   OFFICERS
                        Jeremy H. Biggs             Jeremy H. Biggs
                        Wesley E. Bass, Jr.           Chairman
                        Marc P. Blum                Shelby M.C. Davis
                        Shelby M.C. Davis             President
                        Eugene M. Feinblatt         Eileen R. Street
                        Jerry D. Geist                Vice President, Treasurer
                        D. James Guzy                 & Assistant Secretary
                        G. Bernard Hamilton         Samuel P. Ynzunza
                        LeRoy E. Hoffberger           Vice President & Secretary
                        Laurence W. Levine          Andrew A. Davis
                        Christian R. Sonne            Vice President
                        Edwin R. Werner             Christopher C. Davis
                                                      Vice President
                                                    Carolyn H. Spolidoro
                                                       Vice President
                                                    Sharra L. Reed
                                                       Assistant Treasurer
                                                       & Assistant Secretary

INVESTMENT ADVISER & DISTRIBUTOR
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN

State Street Bank & Trust Company
c/o The Davis Funds

P. O. Box 8406
Boston, MA  02266-8406

AUDITORS


Tait, Weller & Baker
Two Penn Center Plaza Suite 700
Philadelphia, PA  19102-1707

COUNSEL

D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

FOR MORE INFORMATION ABOUT DAVIS HIGH INCOME FUND, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

                                                                 9605-15 DHIF80